SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): April 10, 2008

Tissera, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-32801	91-2034750
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

Tissera, Inc.
Maskit 8, 4th floor, Herzlia
46733 Israel
ISRAEL
(Address of principle executive offices)

Tel: +972-36344107
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

On April 10, 2008, Robert Pico resigned as director of Tissera, Inc. in order to pursue other roles.

ITEM 9.01    Financial Statements and Exhibits

None.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TISSERA, INC.

By:	/s/ Amos Eiran
Amos Eiran
Chief Executive Officer

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